                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CLAYTON HOMES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              [Clayton Homes Logo]
                               623 MARKET STREET
                           KNOXVILLE, TENNESSEE 37902

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 12, 1997
                             ---------------------

     The 1997 Annual Meeting of the Shareholders (the "Annual Meeting") of Clayton Homes, Inc., a Delaware corporation (the "Company"), will be held at 10:30 a.m. EST, on Wednesday, November 12, 1997, at the Louise Mandrell Theatre, 2046 Parkway, Pigeon Forge, Tennessee 37863 for the following purposes:

          1. To elect eight directors, each to hold office for a term of one year and until a successor has been elected and qualified.

          2. To adopt the 1997 Employee Stock Incentive Plan, a copy of which is attached hereto as Exhibit A.

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Holders of Common Stock of record as of the close of business on September 16, 1997 are entitled to notice of and to vote at the Annual Meeting. Transfer books will not be closed.

     Your vote is important. To ensure that your shares are represented at the Annual Meeting, please complete, sign, date and mail the enclosed proxy promptly in the enclosed postage-paid envelope. Shareholders attending the Annual Meeting may revoke their proxies and vote in person if they so desire.

                                           By order of the Board of Directors

                                           /s/ JOHN J. KALEC

                                           John J. Kalec
                                           Secretary

Knoxville, Tennessee
September 26, 1997

                                PROXY STATEMENT

                              CLAYTON HOMES, INC.
                                P. O. BOX 15169
                              KNOXVILLE, TN 37901
                                   (mailing)

                               623 MARKET STREET
                              KNOXVILLE, TN 37902
                                    (street)

     This Proxy Statement and related proxy are furnished to the holders of Common Stock, par value $.10 per share (the "Common Stock"), of Clayton Homes, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the 1997 Annual Meeting of Shareholders to be held at 10:30 a.m. EST, on November 12, 1997, and any adjournments thereof (the "Annual Meeting"). This Proxy Statement and the enclosed proxy are being first mailed to shareholders of the Company on or about September 26, 1997. The Company's annual report to shareholders for the year ended June 30, 1997, accompanies this Proxy Statement.

     The matters to be considered at the Annual Meeting are: (i) the election of eight members of the Board of Directors of the Company; (ii) the adoption of the 1997 Employee Stock Incentive Plan and (iii) the transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

                      VOTING RIGHTS AND PROXY SOLICITATION

     Holders of Common Stock of record as of the close of business on September 16, 1997 are entitled to notice of and to vote at the Annual Meeting. As of such date, the Company had issued and outstanding 118,737,418 shares of Common Stock. The affirmative vote of a majority of the outstanding shares present in person or by proxy at the Annual Meeting is required for the approval of any proposal submitted to the shareholders at the Annual Meeting, except that directors shall be elected by a plurality of the votes of the shares cast in the election. Each shareholder is entitled to one vote per share on all matters to be considered at the Annual Meeting, except that for the election of directors, each shareholder has the right to vote the number of shares held for as many persons as there are directors to be elected at the Annual Meeting. The certificate of incorporation of the Company does not provide for cumulative voting for director nominees.

     No specific provisions of the General Corporation Law of Delaware, the Company's Charter or the Company's By-Laws address the issue of abstentions or broker non-votes. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes either in favor of or against a particular proposal. If a broker or nominee holding shares in "street" name indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be voted with respect to that matter and will be disregarded for the purpose of determining the total number of votes cast with respect to a proposal.

     A shareholder executing and returning a proxy may revoke such proxy by notice in writing delivered to the Secretary of the Company prior to or at the Annual Meeting, submitting a later dated proxy to the Secretary of the Company prior to or at the Annual Meeting or appearing in person and voting in a contrary manner at the Annual Meeting. However, a shareholder's attendance at the Annual Meeting does not of itself serve to revoke a proxy executed by such shareholder.

     Proxies in the form enclosed, executed by shareholders of the Company and returned to the proxyholder designated by the Board of Directors, will be voted at the Annual Meeting in accordance with the instructions that appear thereon. If no instructions are given, such proxies will be voted in favor of the election of the nominees of the Board of Directors named in the Proxy Statement and the approval of each matter proposed in the Proxy Statement. As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business which will be presented for consideration at the Annual Meeting other than as specified herein and in the notice of the Annual Meeting, but if other matters are presented, it is the intention of the person designated as proxyholder to vote in accordance with their judgment on such matters.

     The cost of soliciting proxies, including the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Proxies may be solicited by mail, telephone, telegram or personal contact by directors, officers, or employees of the Company who will receive no additional compensation therefor. The Company also will request brokers, custodians, and other nominees to forward proxy solicitation material to the beneficial owners of Common Stock, and will reimburse them for their reasonable out-of-pocket expenses.

                            INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand served as independent accountants for the Company during the fiscal year ended June 30, 1997. Representatives of Coopers & Lybrand will be present at the Annual Meeting and will be given the opportunity to respond to questions.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company has nominated the eight persons named below for election as directors at the Annual Meeting, to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. The Company's by-laws allow for a maximum of eight directors. In the event that any nominee is unable to serve (which is not anticipated), the person designated as proxyholder for the Company will vote for the remaining nominees and for such other person(s) as the Board of Directors may nominate. Each of the nominees is currently a director and was elected by the shareholders at the last annual meeting, except for Thomas N. McAdams. Wallace C. Doud, presently a director, is not standing for re-election.

     The following table sets forth certain information with respect to the nominees for election as directors at the Annual Meeting:

                                                                                   NUMBER OF SHARES
                                                                                 AND PERCENT OF CLASS
                                                                                    OF COMMON STOCK
            NAME, AGE, PRINCIPAL OCCUPATION AND                  YEAR FIRST       BENEFICIALLY OWNED
         MATERIAL POSITIONS DURING PAST FIVE YEARS            ELECTED DIRECTOR   AS OF AUGUST 31, 1997
         -----------------------------------------            ----------------   ---------------------
James L. Clayton, 63, Chairman and Chief Executive Officer,         1967              30,736,523(1)
  since prior to 1993; Chairman, BankFirst; Director,                                       25.9%
  Dollar General Corporation, and Chateau Communities, Inc.
B. Joe Clayton, 61, Chief Executive Officer, Clayton                1967                 403,546(2)
  Automotive
  Group, since prior to 1993; Regional Director,                                               *
  First Tennessee Bank.
James D. Cockman, 64, Chairman and Chief Executive Officer,         1993                  18,180(3)
  American Culinary Equipment, Inc./ASF, since prior to                                        *
     1993.
Dan W. Evins, 61, co-founder and Chairman and Chief                 1991                  99,635(4)
  Executive
  Officer, Cracker Barrel Old Country Store, Inc.,                                             *
  since prior to 1993.
Wilma H. Jordan, 49, Chief Executive Officer and                    1994                  14,531(5)
  Co-Chairman,
  The Jordan, Edmiston Group, Inc., since prior to 1993;                                       *
  Director, LIN Television Corporation.
Thomas N. McAdams, 44, Partner, Bernstein, Stair & McAdams,         1997                   1,081
  since prior to 1993; Director, Rafferty's, Inc.                                              *

                                                                                        NUMBER OF SHARES
                                                                                      AND PERCENT OF CLASS
                                                                                         OF COMMON STOCK
            NAME, AGE, PRINCIPAL OCCUPATION AND                       YEAR FIRST       BENEFICIALLY OWNED
         MATERIAL POSITIONS DURING PAST FIVE YEARS                 ELECTED DIRECTOR   AS OF AUGUST 31, 1997
         -----------------------------------------                 ----------------   ---------------------
C. Warren Neel, 60, Dean of the College of Business                      1993                  19,309(3)
  Administration of The University of Tennessee, since                                              *
  prior to 1993; Director, O'Charley's, Inc., Proffitt's,
  Inc., American Health Corp., Inc., and Promus Hotel Corporation
Joseph H. Stegmayer, 46, Vice Chairman since 1997, President             1986                 556,810(6)
  and Chief Operating Officer from 1993 to 1997; Director,                                          *
  The Cardinal Funds and First Enterprise Financial Group, Inc.

---------------

  * Less than 1%
(1) Includes options for 40,036 shares presently exercisable; includes 8,105 shares held for the benefit of James L. Clayton in the Company's 401(k) Plan; includes 1,092,430 shares held by The Clayton Family Foundation, a non-profit corporation of which James L. Clayton is director and president.
(2) Includes options for 5,973 shares presently exercisable; includes 244,750 shares held in trusts of which B. Joe Clayton (brother of James L. Clayton) is a trustee, but not beneficiary.
(3) Includes options for 15,739 shares presently exercisable.
(4) Includes options for 44,118 shares presently exercisable.
(5) Includes options for 8,124 shares presently exercisable.
(6) Includes options for 433,005 shares presently exercisable; includes 1,436 shares held for the benefit of Joseph H. Stegmayer in the Company's 401(k) Plan.

     The Company's primary counsel is Bernstein, Stair & McAdams, of which Thomas N. McAdams is a partner. During fiscal 1997, payments received by Bernstein, Stair & McAdams from the Company did not exceed five percent of the gross revenues of Bernstein, Stair & McAdams.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

                     BOARD ATTENDANCE, FEES AND COMMITTEES

     The Board of Directors held four meetings during the last fiscal year. Each of the directors attended at least 75% of the meetings of the Board and committees of which each was a member. Each director not employed by the Company receives an annual retainer of $12,000, and $1,500 for each Board and $500 for each committee meeting attended; $250 for each telephonic meeting; and reimbursement for travel expenses to meetings. Committee chairpersons receive an additional $250 for each such committee meeting attended. The Board of Directors does not have separate nominating or executive committees.

AUDIT COMMITTEE

     The Audit Committee consists of Dr. Neel (Chairman), Mr. Cockman, and Ms. Jordan. The Audit Committee held one meeting during fiscal year 1997. The Audit Committee has the responsibility to: (i) review annually and recommend to the Board of Directors the firm to be engaged as independent accountants of the Company for the next fiscal year; (ii) review with the Company's independent accountants the plan and results of the auditing engagement; (iii) review the scope and results of the Company's procedures for internal auditing; (iv) inquire as to the adequacy of the Company's internal controls; and (v) consider each professional service provided by the independent accountants and whether the providing of such service affects the independence of the accountants.

COMPENSATION COMMITTEE

     The Compensation Committee consists of Mr. Evins (Chairman), Mr. Doud and Dr. Neel. It held one meeting during the last fiscal year. The Compensation Committee is authorized to establish and fix the amount and form of compensation payable from time to time to all officers and other key employees of the Company. It also administers the Company's stock option plans.

                             PRINCIPAL SHAREHOLDER

     James L. Clayton is the only shareholder who, as of the record date, owned more than five percent of the outstanding Common Stock. His ownership consisted of 30,736,523 shares, or 25.9% of the Common Stock. See "Election of Directors", footnote (1), as to indirect ownership and stock options.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The goal of the Compensation Committee is to structure and administer the Company's executive compensation programs in such a way that individual compensation is largely dependent upon the Company's performance as measured by increases in the per share value of Common Stock. The variable components of its compensation programs are designed to attract and motivate results-oriented people to achieve higher levels of performance while focusing on the goals of the Company and its shareholders.

     Company executives, including the Chief Executive Officer, receive base salaries which are intended to support minimal managerial lifestyles. The balance of the annual cash compensation for these executives is based upon the percentage increase in fully diluted earnings per share (EPS) of the Common Stock over the prior year. Increases in EPS within annually established ranges result in corresponding increases in the percentage of base salary paid in the form of bonuses. Conversely, declines in EPS would result in the reduction or elimination of bonuses. Adjustments are made on an annual basis to base salary and bonus programs to reflect individual performances.

     Stock options are also granted to executive officers and other employees at the fair market value of the Common Stock on the date of grant and become vested over a specified period of employment. The number of shares granted is similarly based upon the achievement of EPS growth targets and individual performance in the previous year.

     The fact that a significant portion of the compensation paid to the Company's executive officers is based upon increases in earnings per share helps to ensure that the Chief Executive Officer and other members of management are sensitized to the needs and desires of the shareholders.

Dan W. Evins (Chairman)
Wallace C. Doud
Dr. C. Warren Neel

           COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

     During fiscal year 1997, the Compensation Committee consisted of Mr. Evins (Chairman), Mr. Doud and Dr. Neel, none of whom has been an officer or employee of the Company. In addition, there are no relationships among the Company's executive officers, members of the Compensation Committee or entities whose executives serve on the Board of Directors or the Compensation Committee that require disclosure under applicable Security and Exchange Commission regulations.

                        COMPENSATION OF MANAGEMENT TABLE

     The following table sets forth certain information with respect to the compensation paid by the Company during the 1997, 1996 and 1995 fiscal years to the executive officers of the Company, including the Chief Executive Officer (the "named executive officers"):

                                                                                    LONG-TERM
                                                                               COMPENSATION AWARDS
                                                  ANNUAL COMPENSATION   ----------------------------------
                                         FISCAL   --------------------      OPTIONS         OTHER ANNUAL
           NAME AND POSITION              YEAR     SALARY      BONUS    (# OF SHARES)(1)   COMPENSATION(2)
           -----------------             ------   ---------  ---------  ----------------   ---------------
James L. Clayton                          1997     $275,000   $274,400       31,250            $ 7,367
  Chairman and Chief Executive Officer    1996     $250,000   $410,000       39,062            $10,481
                                          1995     $200,000   $400,000       19,531            $ 8,226
Joseph H. Stegmayer                       1997     $245,000   $274,400       25,000            $ 7,767
  Vice-Chairman and                       1996     $225,000   $385,000       54,687            $10,624
  Chairman of the Executive Committee     1995     $200,000   $400,000       97,656            $ 4,794
Kevin T. Clayton                          1997     $175,000   $198,000       25,000            $ 6,494
  President(3)                            1996     $125,000   $255,000       31,250            $ 8,126
  President, Financial Services           1995     $ 93,000   $182,000       39,062            $ 8,392
David M. Booth                            1997     $175,000   $198,000       25,000            $ 6,862
  Executive Vice-President                1996     $150,000   $265,000       31,250            $10,095
  President, Retail                       1995     $115,000   $285,000       39,062            $ 8,460
John J. Kalec                             1997     $125,000   $ 54,800       25,000            $ 1,232
  Senior Vice President                   1996           --         --           --                 --
  Chief Financial Officer                 1995           --         --           --                 --
  and Secretary

---------------

(1) Adjusted for applicable stock splits.
(2) Represents Company contributions and reallocated forfeitures in the Company's 401(k) Plan, health, life and disability insurance premiums.
(3) Son of James L. Clayton and nephew of B. Joe Clayton.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to stock options granted to the named executive officers during the fiscal year ended June 30, 1997:

                                    INDIVIDUAL GRANTS
                              -----------------------------                                            POTENTIAL REALIZABLE
                                           PERCENT OF TOTAL                                              VALUE AT ASSUMED
                              NUMBER OF        OPTIONS                                                ANNUAL RATES OF STOCK
                              SECURITIES      GRANTED TO                                                PRICE APPRECIATION
                              UNDERLYING      EMPLOYEES                   EXERCISE OF                   FOR OPTION TERM(1)
                               OPTIONS        IN FISCAL         DATE      BASE PRICE     EXPIRATION   ----------------------
NAME                          GRANTED(2)      YEAR 1997       GRANTED    ($/SHARE)(2)       DATE         5%           10%
----                          ----------   ----------------   --------   -------------   ----------   ---------    ---------
James L. Clayton............    31,250           5.5%         11/14/96      $12.90        11/14/06     $328,750     $762,188
Joseph H. Stegmayer.........    25,000           4.4%         11/14/96      $12.90        11/14/06     $263,000     $609,750
Kevin T. Clayton............    25,000           4.4%         11/14/96      $12.90        11/14/06     $263,000     $609,750
David M. Booth..............    25,000           4.4%         11/14/96      $12.90        11/14/06     $263,000     $609,750
John J. Kalec...............    25,000           4.4%         11/14/96      $12.90        11/14/06     $263,000     $609,750

---------------

(1) Dollar gains reflected in these columns result from calculations assuming 5% and 10% rates of annual growth as set by Securities and Exchange Commission Regulations for the full ten-year option term and are not intended to forecast future price appreciation of the Company's Common Stock. This approach does not give effect to the impact of future world, domestic or industry market or economic conditions, or the termination of the optionee's employment during the option period (which results in a loss of the options not then vested) and other factors that may not reasonably be foreseen. The gains reflect a future value based upon growth at these prescribed rates. It is important to note that options have value to listed executives and to all option recipients only if the stock price advances beyond the base price on the date of grant shown in the table during the effective option period.
(2) Adjusted for applicable stock split.

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth certain information with respect to the exercise of options during the fiscal year ended June 30, 1997, and the value of unexercised options held as of June 30, 1997, by the named executive officers:

                                                                           NUMBER OF SECURITIES
                                                                                UNDERLYING               VALUE OF IN-THE-MONEY
                                                                            UNEXERCISED OPTIONS           UNEXERCISED OPTIONS
                                              SHARES                       AT FISCAL YEAR-END(#)         AT FISCAL YEAR-END(1)
                                            ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                                        EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                        -----------   -----------   -----------   -------------   -----------   -------------
James L. Clayton..........................         --            --        40,036         80,323      $  166,743      $140,042
Joseph H. Stegmayer.......................         --            --       433,005        128,565      $2,187,406      $356,661
Kevin T. Clayton..........................         --            --        31,514         76,306      $  147,271      $177,425
David M. Booth............................         --            --       109,439         94,313      $  714,961      $271,860
John J. Kalec.............................         --            --            --         25,000              --      $ 36,875

---------------

(1) Market value of underlying securities at June 30, 1997, minus exercise price.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information with respect to Common Stock beneficially owned by the named executive officers, and by the directors and executive officers of the Company as a group, as of August 31, 1997:

                                                          NUMBER OF SHARES
NAME                                                     BENEFICIALLY OWNED   PERCENT OF CLASS
----                                                     ------------------   ----------------
James L. Clayton.......................................      30,736,523(1)          25.9%
Joseph H. Stegmayer....................................         556,810(2)             *
Kevin T. Clayton.......................................         657,205(3)             *
David M. Booth.........................................         112,979(4)             *
John J. Kalec..........................................              --                *
All Directors and Executive Officers as a Group(13
  persons).............................................      32,637,792(5)          27.5%

---------------

  * Less than 1%
(1) See footnote (1) under "Election of Directors."
(2) See footnote (6) under "Election of Directors."
(3) Includes options for 31,514 shares presently exercisable; includes 3,453 shares held for the benefit of Kevin T. Clayton in the Company's 401(k) Plan; includes 4,880 shares held in a trust of which Kevin T. Clayton is trustee and beneficiary; includes 373,152 shares held in trusts of which Kevin T. Clayton is a trustee, but not a beneficiary; does not include 1,092,430 shares held by a non-profit corporation of which Kevin T. Clayton is a director.
(4) Includes options for 109,439 shares presently exercisable; includes 3,540 shares held for the benefit of David M. Booth in the Company's 401(k) Plan.
(5) Includes options to purchase 713,957 shares presently exercisable; includes 17,411 shares held for the benefit of the executive officers in the Company's 401(k) Plan; includes 4,880 shares held in trusts of which an executive officer is trustee and beneficiary; does not include 617,902 held in trusts of which directors or executive officers are trustees, but not beneficiaries; includes 1,092,430 shares held by a non-profit corporation of which certain executive officers are directors.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

     The following table sets forth certain information with respect to the Company's cumulative total shareholder return during the previous five years as compared with the Standard & Poor's Corporation S & P Midcap 400 composite stock price index and a "peer group" comprised of the following manufactured housing companies: Cavalier Homes, Inc., Fleetwood Enterprises, Inc., Liberty Homes, Inc., Oakwood Homes Corporation, Schult Homes Corp., and Skyline Corporation.


                                   [GRAPH]


        Measurement Period
      (Fiscal Year Covered)           Clayton Homes     S&P Midcap 400       Peer Group
1992                                           100.00             100.00             100.00
1993                                           149.35             122.69             147.18
1994                                           143.06             122.62             154.38
1995                                           166.77             150.01             161.57
1996                                           255.59             182.38             266.59
1997                                           230.85             224.93             268.95

                                   PROPOSAL 2

                       1997 EMPLOYEE STOCK INCENTIVE PLAN

     The Company currently has a stock-based incentive compensation plan -- the 1991 Stock Option Plan, which will expire November 12, 2001. As of August 31, 1997, this plan had 155,008 shares available for grant to officers and key employees.

     In order to provide greater flexibility in adapting to changing economic and competitive conditions and to implement stock-based compensation strategies which will assist in attracting and retaining personnel who are important to the long term success of the Company, the Board requests the adoption of the 1997 Employee Stock Incentive Plan (the "1997 Plan"). This proposal should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the 1997 Employee Stock Incentive Plan, which is attached hereto as Exhibit A. The 1997 Plan will become effective in November 1997 and will terminate ten years after that date. The 1997 Plan is substantially identical to the 1991 Plan, and its adoption will permit the issuance of options for an additional 5,000,000 shares.

     Shares. The 1997 Plan will be authorized initially for 5,000,000 shares of the Company Common Stock. If shares subject to an option under the 1997 Plan cease to be subject to such option, or if shares awarded under the 1997 Plan are forfeited, or otherwise terminate without a payment being made to the participant in the form of the Company Common Stock, such shares again will be available for future distribution under the 1997 Plan.

     Participation. 1997 Plan awards may be made to key employees, including officers of the Company, its subsidiaries and affiliates, but may not be granted to any director who is a member of the Committee (as defined in the 1997 Plan) or to any other director unless the director also is a regular employee of the Company, its subsidiaries or affiliates. The 1997 Plan imposes no limit on the number of officers and other key employees to whom awards may be made. The number of employees participating in the 1997 Plan may be greater than the number of employees who have participated in the Company's stock plans in the past.

     Administration. The 1997 Plan will be administered by a Committee of no less than three disinterested individuals to be appointed by the Board (the "Committee"). It is expected that such Committee will be the Compensation Committee.

     Awards Under the 1997 Plan. The Committee will have the authority to grant the following type of awards under the 1997 Plan: (1) Stock Options; (2) Stock Appreciation Rights; (3) Restricted Stock; (4) Deferred Stock and (5) Other Stock-Based Awards.

     1. Stock Options. Incentive stock options ("ISO") and non-qualified stock options may be granted for such number of shares as the Committee will determine and may be granted alone, in conjunction with, or in tandem with other awards under the 1997 Plan and/or cash awards outside the 1997 Plan.

     A stock option will be exercisable at such times and subject to such terms and conditions as the Committee will determine and over a term to be established by the Committee, which term will be no more than ten years after the date of grant. The option price for any incentive stock option will not be less than 100% (110% in the case of certain 10% shareholders) of the fair market value of the Company Common Stock as of the date of grant and for any non-qualified stock option will be not less than 85% of the fair market value as of the date of grant. Payment of the option price (in the case of an incentive stock option) may be in cash, or, as determined by the Committee, by unrestricted Company Common Stock having a fair market value equal to the option price. For non-qualified stock options, payment, as determined by the Committee, may also be made in the form of restricted or deferred stock.

     Upon termination of an employee for cause, such employee's stock options will terminate. If the employee is involuntarily terminated without cause or resigns, stock options will be exercisable for 30 days following termination or until the end of the option period, whichever is shorter. On the disability or retirement of the employee, stock options will be exercisable within the lesser of the remainder of the option period or one year from the date of disability or retirement. Upon death of an employee, stock options will be exercisable by the deceased employee's representative within the lesser of the remainder of the option period or one year from the date of the employee's death. Only options which are exercisable on the date of termination, death, disability, or retirement may be subsequently exercised.

     Stock options will not be transferable except by will or the laws of descent and distribution.

     2. Stock Appreciation Rights. Stock Appreciation Rights ("SAR's") may be granted in conjunction with all or part of a stock option and will be exercisable only when the underlying stock option is exercisable. Once an SAR has been exercised, the related portion of the stock option underlying the SAR will terminate.

     Upon the exercise of an SAR, the Committee will pay to the employee in cash, Common Stock or a combination thereof (the method of payment to be at the discretion of the Committee), an amount of money equal to the excess between the fair market value of the stock on the exercise date and the option price, multiplied by the number of SAR's being exercised.

     SAR's are transferable only to the extent that the underlying stock option is transferable, i.e., upon the holder's death.

     3. Restricted Stock. Restricted stock may be granted alone, in conjunction with, or in tandem with other awards under the 1997 Plan and/or cash awards outside of the 1997 Plan and may be conditioned upon the attainment of specific performance goals or such other factors as the Committee may determine. The provisions attendant to a grant of restricted stock may vary from participant to participant.

     In making an award of restricted stock, the Committee will determine the periods during which the stock is subject to forfeiture, and may grant such stock at a purchase price equal to or less than the par value of the Company Common Stock.

     During the restriction period, the employee may not sell, transfer, pledge or assign the restricted stock. The certificate evidencing the restricted stock will remain in the possession of the Company until the restrictions have lapsed.

     Upon termination of the employee for any reason during the restriction period, all restricted stock either will vest or be subject to forfeiture, in accordance with the terms and conditions of the initial award. During the restriction period, the employee will have the right to vote the restricted stock and to receive any cash dividends. At the time of award, the Committee may require the deferral and reinvestment of any cash dividends in the form of additional shares of restricted stock. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant.

     At the time of the award of the restricted stock, the Committee may provide for other awards, payable either in stock or cash, to be made to the employee so as to ensure payment of a minimum value at the time the restrictions lapse on the restricted stock, subject to such performance, service and/or other terms and conditions as the Committee may specify.

     4. Deferred Stock. Deferred stock may be granted alone, in conjunction with, or in tandem with other awards under the 1997 Plan and/or cash awards outside of the 1997 Plan and may be conditioned upon the attainment of specific performance goals or such other factors as the Committee may determine. The provisions attendant to a grant of deferred stock may vary from participant to participant.

     In making an award of deferred stock, the Committee will determine the periods during which the stock is subject to forfeiture, and may grant such stock without payment therefor. Upon vesting, the award will be settled in shares of the Company's common stock.

     During the deferral period as set by the Committee, the employee may not sell, transfer, pledge or assign the deferred stock award. At the end of the deferral period, shares of common stock equal to the number covered by the award of deferred stock will be delivered to the employee.

     Upon termination of the employee for any reason during the deferral period, all deferred stock either will vest or be subject to forfeiture, in accordance with the terms and conditions of the initial award.

     During the deferral period, and as determined by the Committee at the time of award, the amount equivalent to any dividends that would have been paid had the shares of deferred stock covered by a given award been issued will be paid to the employee, or deemed reinvested in additional shares of deferred stock. Deferred stock will carry no voting rights until such time as the stock is actually issued.

     At the time of the award of the deferred stock, the Committee may provide for other awards, payable either in stock or cash, to be made to the employee so as to ensure payment of a minimum value of the time the deferral limitations lapse on the deferred stock, subject to such performance, service and/or other terms and conditions as the Committee may specify.

     5. Other Stock-Based Awards. The Committee also may grant other types of awards that are valued, in whole or in part, by reference to or otherwise based on the Company Common Stock. These awards may be granted alone, in addition to, or in tandem with stock options, SAR's, restricted stock, deferred stock and/or cash awards outside of the 1997 Plan. Such awards will be made upon terms and conditions as the Committee may in its discretion provide.

     Amendment. The 1997 Plan may be amended by the Board of Directors, except that the Board may not, without the approval of the Company's shareholders, increase the number of shares available for distribution, change the pricing rule applicable for stock options, change the class of employees eligible to receive awards under the 1997 Plan, or extend the term of any award.

     Adjustment. In the case of a stock split, stock dividend, reclassification, recapitalization, merger, reorganization, or other changes in the Company's structure affecting the Common Stock, appropriate adjustments will be made by the Committee, in its sole discretion, in the number of shares reserved under the 1997 Plan and in the number of shares covered by options and other awards then outstanding under the 1997 Plan and, where applicable, the exercise price for awards under the 1997 Plan.

VOTE REQUIRED

     Under Delaware law and applicable regulations of the Securities and Exchange Commission and requirements of the New York Stock Exchange, the affirmative vote of a majority of the shares present in person or by proxy at the annual meeting of shareholders is required for approval of the 1997 Employee Stock Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1997 EMPLOYEE STOCK INCENTIVE PLAN.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors ("reporting persons") to file initial reports of ownership of Common Stock and reports of changes in ownership with the Securities and Exchange Commission. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from such reporting persons with respect to the period from July 1, 1996 through June 30, 1997, all filing requirements applicable to reporting persons have been met.

                           ANNUAL REPORT ON FORM 10-K

     The Company will provide without charge, at the written request of any beneficial shareholder of record on September 16, 1997, a copy of the Company's Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, except exhibits thereto. The Company will provide copies of the exhibits, should they be requested by eligible shareholders, and the Company may impose a reasonable fee for providing such exhibits. Requests for copies of the Company's Annual Report on Form 10-K should be mailed to:

CLAYTON HOMES, INC.
623 Market Street
Knoxville, Tennessee 37902
Attention: Investor Relations

                             SHAREHOLDER PROPOSALS

     Any shareholder proposals intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company at its corporate offices no later than May 31, 1998, in order to be considered by the Board of Directors for inclusion in the proxy statement and form of proxy relating to such meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting or any adjournment thereof, it is intended that the person named in the enclosed Proxy will vote such Proxy on such matter in accordance with her best judgment.

                                          JOHN J. KALEC
                                          Secretary

September 26, 1997

                                   EXHIBIT A

                              CLAYTON HOMES, INC.

                       1997 EMPLOYEE STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS.

     The purpose of the Clayton Homes, Inc. 1997 Employee Stock Incentive Plan (the "Plan") is to enable Clayton Homes, Inc. (the "Company") to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and the Company's shareholders, by offering such key employees performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          A. "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

          B. "Board" means the Board of Directors of the Company.

          C. "Book Value" means, as of any given date, on a per share basis (i) the Shareholders' Equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events).

          D. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          E. "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

          F. "Company" means Clayton Homes, Inc., a corporation organized under the laws of the State of Delaware or any successor corporation.

          G. "Deferred Stock" means an award made pursuant to Section 8 of the right to receive Stock at the end of a specified deferral period.

          H. "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan.

          I. "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

          J. "Early Retirement" means retirement, with the express consent for purposes of this Plan of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

          K. "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith, the reported closing price of the Stock on the New York Stock Exchange composite index or, if no such sale of Stock is reported on the New York Stock Exchange or other national reporting exchange system on such date, the fair market value of the Stock as determined by the Committee in good faith.

          L. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

          M. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          N. "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

          O. "Other Stock-Based Award" means an award under Section 9 that is valued in whole or in part by reference to, or is otherwise based on Stock.

          P. "Plan" means this Clayton Homes, Inc. 1997 Employee Stock Incentive Plan, as hereinafter amended from time to time.

          Q. "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7.

          R. "Retirement" means normal or early retirement.

          S. "Stock" means the Common Stock, $.10 par value per share, of the Company.

          T. "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii); and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

          U. "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5.

          V. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     In addition, the term "Cause" shall have the meaning set forth in Section 5(i) below.

SECTION 2.  ADMINISTRATION.

     The Plan shall be administered by a Committee of not less than three Disinterested Persons, who shall be appointed by the Board of Directors of the Company (the "Board") and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan shall be exercised by the Board, if and to the extent that no Committee exists which has the authority to so administer the Plan.

     The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other key employees eligible under Section 4; (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock and/or (v) Other Stock-Based Awards.

     In particular, the Committee shall have the authority:

          (i) to select the officers and other key employees of the Company and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may from time to time be granted hereunder;

          (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible employees;

          (iii) to determine the number of shares to be covered by each such award granted hereunder;

          (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

          (v) to determine whether and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under
     Section 5(k) or (l), as applicable, instead of Stock;

          (vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;

          (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period); and

          (viii) to determine the terms and restrictions applicable to the Stock purchased by exercising such Rights.

     The Committee shall have the authority to adopt, alter and repeal such guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3.  STOCK SUBJECT TO PLAN.

     The total number of shares of Stock reserved and available for distribution under the Plan shall be five million (5,000,000) shares. Such shares may consist, in whole or in part, of authorized and unissued shares.

     Subject to Section 6(b)(iv) below, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, Stock split or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option and/or purchase price of shares subject to outstanding Options and other awards granted under the Plan, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.  ELIGIBILITY.

     Officers and other key employees of the Company and its Subsidiaries and Affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

SECTION 5.  STOCK OPTIONS.

     Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

     The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of an employee who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any of its subsidiary or parent corporations, not less than 110%) of the Fair Market Value of the Stock at grant, in the case of Incentive Stock Options, and not less than 85% of the Fair Market Value of the Stock at grant, in the case of Non-Qualified Stock Options.

          (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its subsidiary or parent corporations, more than five years) after the date the Option is granted.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Section 5(f) and (g), unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

          (d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

          Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part also may be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

          If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, such Restricted Stock or Deferred Stock (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

          No shares of Stock shall be issued until full payment therefore has been made. An optionee generally shall have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 12(a).

          (e) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or the optionee's guardian or legal representative.

          (f) Termination by Death. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g) Termination by Reason of Disability. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination for a period of one year from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (h) Termination by Reason of Retirement. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, for a period of one year from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

          (i) Other Termination. If an optionee's employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of 30 days or the balance of such Stock Option's term if the optionee is involuntarily terminated by the Company and any Subsidiary or Affiliate without Cause or resigns. For purposes of this Plan, "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

          (j) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422A of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such
     Section 422A.

          To the extent permitted under Section 422A of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement if (A) a participant's employment is terminated by reason of death, Disability or Retirement and (B) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(f), (g) or (h), applied without regard to the $100,000 limitation contained in Section 422A(b)(7) of the Code, is greater than the portion of such option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422A, such excess shall be treated as a Non-Qualified Stock Option.

          (k) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

          (l) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

SECTION 6.  STOCK APPRECIATION RIGHTS.

     (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

     A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

     A Stock Appreciation Right may be exercised by an optionee, subject to
Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period. The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16(b)-3 thereunder, to the extent applicable.

          (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be calculated on the basis of the average of the highest and lowest quoted selling price, regular way, of the Stock on the New York Stock Exchange during the applicable period referred to in Rule 16b-3(e) under the Exchange Act.

          (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
     Section 5(e) of the Plan.

          (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

SECTION 7.  RESTRICTED STOCK.

     (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards.

     The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

     The provisions of restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

          (i) The purchase price for shares of Restricted Stock shall be equal to or less than their par value and may be zero.

          (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

          (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

          (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

          (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 12(e), in additional Restricted Stock to the extent shares are available under
     Section 3, or otherwise reinvested. Pursuant to Section 3 above, Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

          (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

          (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

     (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

SECTION 8.  DEFERRED STOCK.

     (a) Administration. Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b).

     The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

     The provisions of Deferred Stock awards need not be the same with respect to each recipient.

     (b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

          (i) Subject to the provisions of this Plan and the award agreement referred to in Section 8(b)(vi) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v), where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

          (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

          (iii) Subject to the provisions of the award agreement and this
     Section 8, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the

     Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

          (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

          (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election generally must be made at least 12 months prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

          (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

     (c) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and the service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a deferred stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

SECTION 9.  OTHER STOCK-BASED AWARDS.

     (a) Administration. Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to Book Value or subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, or Deferred Stock granted under the Plan and/or cash awards made outside of the Plan.

     Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period.

     The provisions of other Stock-Based Awards need not be the same with respect to each recipient.

     (b) Terms and Conditions.  Other Stock-Based Awards made pursuant to this
Section 9 shall be subject to the following terms and conditions:

          (i) Subject to the provisions of this Plan and the award agreement referred to in Section 9(b)(v) below, shares subject to awards made under this Section 9 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

          (ii) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 9 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

          (iii) Any award under this Section 9 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

          (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 9.

          (v) Each award under this Section 9 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

          (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 9 may be issued for no cash consideration. Stock (including securities convertible into Stock) purchased pursuant to a purchase right awarded under this Section 9 shall be priced at least 50% of the Fair Market Value of the Stock on the date of grant.

SECTION 10.  AMENDMENTS AND TERMINATION.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted or Deferred Stock award or Other Stock-Based Award theretofore granted, without the optionee's or participant's consent or which, without the approval of the Company's shareholders, would:

          (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

          (b) change the pricing terms of Section 5(a);

          (c) change the employees or class of employees eligible to participate in the Plan; or

          (d) extend the maximum term under Section 14 of the Plan.

     The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee also may substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

     Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 11.  UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 12.  GENERAL PROVISIONS.

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment only shall be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

     (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION 13.  EFFECTIVE DATE OF PLAN.

     The Plan shall be effective as of November 12, 1997, upon the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at the 1997 annual shareholders' meeting.

SECTION 14.  TERM OF PLAN.

     No Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of shareholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.

                              CLAYTON HOMES, INC.
                                 P.O. BOX 15169
                              KNOXVILLE, TN 37901
                                   (mailing)

                               623 MARKET STREET
                              KNOXVILLE, TN 37902
                                    (street)

                                  423-970-7200

                                                                     Appendix A


    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE SHARE(S) REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1. ELECTION OF DIRECTORS.

            [ ]FOR ALL NOMINEES LISTED BELOW                  [ ]WITHHOLD AUTHORITY to vote for all
              (except as marked to the                          nominees listed below
              contrary below)

    To withhold authority to vote for any individual nominee, draw a line through the nominee's name in the list below.

     James L. Clayton, B. Joe Clayton, James D. Cockman, Thomas N. McAdams, Dan
    W. Evins, Wilma H. Jordan, C. Warren Neel, Joseph H. Stegmayer.

2. TO ADOPT THE 1997 EMPLOYEE STOCK INCENTIVE PLAN.

            [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY COME BEFORE THE MEETING.

                           CLAYTON HOMES, INC. PROXY
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of November 12, 1997, and related Proxy Statement, and appoints Rebecca J. Hoag the true and lawful agent and proxy of the undersigned (the "Proxy"), having full power of substitution, to represent the undersigned and to vote all shares of Clayton Homes, Inc., owned and held by the undersigned, or which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Clayton Homes, Inc., to be held at the Louise Mandrell Theater, 2046 Parkway, Pigeon Forge, Tennessee 37863 at 10:30 a.m. EST, November 12, 1997, or any adjournment thereof.

                                           This Proxy must be signed exactly as
                                           name appears. When shares are held by
                                           joint tenants, both should sign. When
                                           signing as attorney or as trustee,
                                           executor or guardian, please give
                                           full title as such. If a corporation,
                                           please sign, in full, corporate name
                                           by the President or other authorized
                                           officer. If a partnership, please
                                           sign in partnership name by
                                           authorized person.

                                           Dated: ________________________, 1997

                                           -------------------------------------
                                           (Signature)

                                           -------------------------------------
                                           (Signature, if held jointly)

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

    [ ] PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.